As filed with the Securities and Exchange Commission on July 30, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Brookfield Investment Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
Brookfield Global Listed Infrastructure Fund
Brookfield U.S. Listed Real Estate Fund

Dear Shareholder:

You are receiving this notice because you are a shareholder in one or more of the funds listed above (the "Funds"), each of which is a series of Brookfield Investment Funds (the "Trust"). Your Fund's Board of Trustees is requesting your vote on a proposal regarding the Trust that will be presented to shareholders at a Special Meeting of Shareholders to be held on August 27, 2014 (the "Meeting"). We encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement, which describes the proposal to be presented at the Meeting. At the Meeting, shareholders of all Funds will be asked to elect five Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the "Proposal").

Your vote is important to us. Please take a few minutes to review the enclosed Proxy Statement and complete, sign, date and return the enclosed proxy card(s), or vote your shares by Internet or telephone, as described on the enclosed proxy card(s), unless you plan to attend the Meeting. Your Fund's Board of Trustees has unanimously approved the Proposal and urges you to vote "FOR" the election of each Trustee nominee in the Proposal.

If you have any questions about the Proposal, please call (855) 777-8001.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Brian F. Hurley

Brian F. Hurley
President
Brookfield Investment Funds

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
Class A – (BLRAX)
Class C – (BLRCX)
Class Y – (BLRYX)
Class I – (BLRIX)

Brookfield Global Listed Infrastructure Fund
Class A – (BGLAX)
Class C – (BGLCX)
Class Y – (BGLYX)
Class I – (BGLIX)

Brookfield U.S. Listed Real Estate Fund
Class A – (BRUAX)
Class C – (BRUCX)
Class Y – (BRUYX)
Class I – (BRUIX)

Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 27, 2014

Notice is hereby given that a Special Meeting of Shareholders of Brookfield Investment Funds (the "Trust," each separate series thereof, a "Fund") will be held at the offices of the Funds' investment adviser, Brookfield Investment Management Inc., at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on Wednesday, August 27, 2014 at 8:30 a.m. Eastern Time (together with any adjournments or postponements thereof, the "Meeting"). The Meeting is being held for the following purposes:

1.  To elect five Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the "Proposal").

2.  To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Shareholders of all Funds will vote together as a single class on the Proposal.

THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH TRUSTEE NOMINEE IDENTIFIED IN THE PROPOSAL.

The Board of Trustees has fixed the close of business on July 22, 2014, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders who do not expect to attend the Meeting are urged to complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s). Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund(s) avoid the expenses of additional solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By Order of the Board of Trustees,

/s/ Alexis I. Rieger

Alexis I. Rieger
Secretary
July 30, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 27, 2014. The Notice of Special Meeting, Proxy Statement and Form of Proxy are available at www.brookfieldim.com. For more information, shareholders may contact the Funds at (855) 777-8001.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Account. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Account. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Account
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.  Read the proxy statement, and have your proxy card handy.

2.  Call the toll-free number or visit the web site indicated on your proxy card.

3.  When prompted, enter the control number found on your proxy card.

4.  Follow the recorded or on-line instructions to cast your vote.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

This Proxy Statement seeks your approval as a shareholder of a Fund that is a series of the Trust regarding the election of Trustees to the Trust's Board of Trustees (the "Board" or the "Trustees"). On July 22, 2014, you owned shares of beneficial interest ("Shares") of a Fund or Funds and, as a result, have a right to vote on the proposal.

What proposals am I being asked to vote on?

You are being asked to vote on the proposal to elect five (5) Trustees, Heather S. Goldman, Edward A. Kuczmarski, Stuart A. McFarland, Louis P. Salvatore and Jonathan C. Tyras (the "Nominees") to the Trust's Board. The Proxy Statement describes the proposal in more detail.

Why am I being asked to elect Trustees?

The Trust and each Fund are governed by the Board. Although the Board can ordinarily appoint new trustees without a shareholder vote, the Board cannot do so if it no longer meets certain requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Due to the recent passing away of a Trustee who was elected by shareholders, a shareholder meeting is required to elect certain Trustees who were not previously elected by shareholders. Furthermore, electing all five Nominees would give the Board the additional flexibility in the future to appoint a limited number of additional new trustees, if necessary, without incurring the costs of holding one or more shareholder meetings. The Board is recommending that shareholders of each Fund elect to the Board five nominees, three of whom are not "interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, and two who are considered to be "interested persons" of the Funds. Therefore, if elected, the non-interested Nominees would serve on the Board as "Independent Trustees" under the 1940 Act and the Nominees that are interested persons would be considered "Interested Trustees."

What role does the Board play?

The Trustees serve as your representatives. They are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review each Fund's performance, oversee the Trust and the Funds' activities and review contractual arrangements with companies that provide services to the Trust and Funds.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his service on the Board. The Interested Trustees do not receive compensation for their service on the Board. The Proxy Statement provides details about each Nominee and compensation to be paid to the Independent Trustees.

Who is paying for my shareholder meeting and Proxy Statement?

The Funds will bear the costs, fees and expenses incurred in connection with the Proxy Statement. Brookfield Investment Management Inc. (the "Adviser") has contractually agreed to limit certain expenses of the Funds as part of an operating expense limitation agreement and to the extent that the agreement applies to a Fund, the Adviser will indirectly pay the proxy costs incurred by that Fund.

What is the required vote?

The proposal to elect five (5) Trustees to the Board requires the affirmative vote of a plurality of the Shares voted at the Meeting in person or by proxy.

How does the Board suggest I vote in connection with the Proposal?

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the Proposal.

How do I vote my Shares?

You can vote in any of the following ways:

Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.);

Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

In Person: You may attend the Meeting and vote in person by filling out a ballot.

When and where will the Meeting be held?

The Meeting will be held at 250 Vesey Street, 15th Floor, New York, New York 10281-1023 on August 27, 2014, at 8:30 a.m. Eastern Time, and any adjournment or postponement will be held at the same location. If you plan to attend the Meeting in person, please RSVP at funds@brookfield.com at least one day prior to the Meeting.

Whom should I call for more information about the Proxy Statement?

For more information regarding the Proxy Statement for the Meeting, please call (855) 777-8001.

This page intentionally left blank

July 30, 2014

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
Class A – (BLRAX)
Class C – (BLRCX)
Class Y – (BLRYX)
Class I – (BLRIX)

Brookfield Global Listed Infrastructure Fund
Class A – (BGLAX)
Class C – (BGLCX)
Class Y – (BGLYX)
Class I – (BGLIX)

Brookfield U.S. Listed Real Estate Fund
Class A – (BRUAX)
Class C – (BRUCX)
Class Y – (BRUYX)
Class I – (BRUIX)

Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023

SPECIAL MEETING OF SHAREHOLDERS
To be held on August 27, 2014

PROXY STATEMENT

This is a Proxy Statement for the above listed funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of Brookfield Investment Funds (the "Trust"). Proxies for a Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (the "Board," "Board of Trustees" or the "Trustees") of the Trust to approve a proposal that has already been approved by the Board.

The special meeting will be held at the offices of the Funds' investment adviser, Brookfield Investment Management Inc., at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on Wednesday, August 27, 2014 at 8:30 a.m. Eastern Time (together with any adjournments or postponements thereof, the "Meeting").

At the Meeting, shareholders of all Funds, voting together as a single class, will be asked:

1.  To elect five Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified (the "Proposal").

2.  To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Funds' shares of beneficial interest ("Shares") will be voted "FOR" the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the meeting, please contact the Funds at (855) 777-8001. If you are planning to attend the Meeting, please RSVP to funds@brookfield.com at least one day prior to the Meeting. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on July 22, 2014 (the "Record Date"), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, the following number of Shares were outstanding and entitled to be voted:

Fund	Number of Shares
Brookfield Global Listed Real Estate Fund	11,358,604.6770
Brookfield Global Listed Infrastructure Fund	28,915,909.1810
Brookfield U.S. Listed Real Estate Fund	2,538,455.8700
Total	42,812,969.7280

You should read the entire Proxy Statement before voting. If you have any questions, please contact the Funds at (855) 777-8001. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about August 8, 2014.

The most recent Annual and Semi-Annual Reports for the Funds, including financial statements, previously have been furnished to shareholders. If you would like to receive additional copies of these reports free of charge, please write to the Brookfield Investment Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call toll-free at 1-855-244-4859. The reports also are available on the Fund's website at www.brookfieldim.com and the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

PROPOSAL: ELECTION OF TRUSTEES FOR THE TRUST

The proposal relates to the election of five (5) Trustees to the Trust's Board. At a meeting on July 22, 2014, the Board approved the nomination of five individuals (each a "Nominee," and collectively, the "Nominees") for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees, effective August 27, 2014 or upon shareholder approval, whichever is later, each to hold office for life until his successor is his or her resignation, retirement, death or removal or until his or her respective successor is duly elected and qualified.

The Nominees include Heather S. Goldman, Edward A. Kuczmarski, Stuart A. McFarland, Louis P. Salvatore and Jonathan C. Tyras. Each Nominee, with the exception of Ms. Goldman and Mr. Tyras, are independent or disinterested persons, which means they are not an "interested person" of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as "Independent Trustees." Ms. Goldman and Mr. Tyras, if elected, would serve as "Interested Trustees."

The Trust's Nominating and Compensation Committee, which consists solely of Independent Trustees, considered recommendations for Trustees nominees, and considered the qualifications, experience and background of each of the Nominees. Based upon this review, the Nominating and Compensation Committee recommended each Nominee to the Trust's Board as a candidate for nomination as an Independent Trustee or Interested Trustee. After discussion and consideration of the matter, the Board voted to nominate the Nominees for election by shareholders. Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Information about the Nominees

The Trustee Nominees and their backgrounds are shown on the following pages. This information includes each Trustee Nominee's name, age, principal occupation(s) during the past five years and other information about the Trustee Nominee's professional background, including other directorships the Trustee Nominee holds.

Trustee Nominees

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INDEPENDENT NOMINEES[5]
Edward A. Kuczmarski Trustee, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Born: 1949	Since 2011	11	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company LLP before merger in 2009) (1980-2013).

Director/ Trustee of several investment companies advised by the Adviser (2011-Present); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1947	Since 2013	11	Managing Partner of Federal City Capital Advisors (1997-Present).

Director/ Trustee of several investment companies advised by the Adviser (2006-Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp (2000-Present).

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Louis P. Salvatore Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1946	Since 2011	11	Employee of Arthur Andersen LLP (2002-Present).

Director/ Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011).

INTERESTED NOMINEES
Heather S. Goldman Trustee Born: 1967	Since 2013	11

Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009).

				Director/Trustee of several investment companies advised by the Adviser (2013-Present); Director and immediate past Board Chair of University Settlement House (2003-2013).

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Jonathan C. Tyras Trustee and Acting Chairman of the Board Born: 1968	Since 2014	11

Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).

				Director/ Trustee of several investment companies advised by the Adviser (2014-Present).

(1)  Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust's By-Laws and Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the "Declaration of Trust"). Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)  The Fund Complex is comprised of the Brookfield Investment Funds, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Mortgage Opportunity Income Fund Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc. and Brookfield High Income Fund Inc.

(4)  This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)  Trustees who are not considered to be "interested persons" of the Trust as defined in the 1940 Act are considered to be "Independent Trustees."

Additional Information about the Board of Trustees and Trustee Nominees

The Role of the Board

The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust's investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in the Trust's Statement of Additional Information. The Board approves all significant agreements between the Trust and its service providers. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations. The Board has appointed a Chief Compliance Officer who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which are typically held quarterly, in person, and involve the Board's review of recent Trust operations. From time to time, one or more members of the Board also may meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. Currently, three of the five members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matter for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function.

The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Trust's Chief Compliance Officer to discuss compliance risks relating to the Funds, the Adviser and the Trust's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Trust's Treasurer and with the Trust's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Trustee's Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to serve as a Trustee of the Trust in light of the Trust's business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

•  Heather S. Goldman – Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Previous to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. She holds a Masters in Business

Administration from the University of Chicago Booth School of Business. It has been determined that her knowledge and experience are valuable to the Boards in the oversight of the Funds.

•  Edward A. Kuczmarski – Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland – Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other investment management companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  Jonathan C. Tyras – Mr. Tyras is the General Counsel, Chief Financial Officer and Managing Director of the Adviser. Mr. Tyras has extensive knowledge of the Adviser, its operations, personnel and financial resources. His position of responsibility at the Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund. Mr. Tyras currently serves as Acting Chairman of the Board.

Board Meetings

The Trust's Board held four regular meetings and two special meetings during the 12 month period ended December 31, 2013. During the fiscal year ended December 31, 2013, each Trustee attended at least 75% of the meetings of the Trust's Board of Directors. The Trust's Fund Governance Policies and Procedures provide that the Chairman of the Board of Trustees, who is elected by the Independent Trustees, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating and Compensation Committee. There is no assurance, however, that the Board's committee structure will prevent or mitigate risks in actual practice. The Trust's committee structure is specifically not intended or designed to prevent or mitigate the Fund's investment risks. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee currently consists of Messrs. Kuczmarksi, McFarland and Salvatore, all of whom are Independent Trustees. It does not include any Interested Trustees. The Audit Committee meets regularly with respect to the various series of the Trust. The function of the Audit Committee, with respect to each Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Funds' financial statements and to ensure the integrity of the Funds' pricing and financial reporting. During the fiscal year ended December 31, 2013, the Audit Committee met two times. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that each member of the Audit Committee is an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The Trust's Board of Trustees has adopted a written charter for its Audit Committee, which is attached as Appendix A.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the "issuer attorneys"). An issuer's attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities).

The Nominating and Compensation Committee currently consists of Messrs. Kuczmarksi, McFarland and Salvatore, all of whom are Independent Trustees. The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust does not permit shareholders to nominate persons for election as Trustees. During the fiscal year ended December 31, 2013, the Nominating and Compensation Committee met one time. Mr. Kuczmarksi serves as Chairman of the Nominating and Compensation Committee. The Trust's Board of Trustees has adopted a written charter for its Nominating and Compensation Committee, which is attached as Appendix B.

Share Ownership of the Adviser, Distributor or Affiliates

As of December 31, 2013, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, Quasar Distributors, LLC, the Funds' distributor (the "Distributor"), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Share Ownership of the Funds

The table below sets forth the dollar range of equity securities of each Fund beneficially owned as of June 30, 2014 by each Trustee standing for re-election at the Meeting. As of June 30, 2014, the officers and Trustees, as a group, owned beneficially less than 1% of the Shares (aggregating all classes) of each of the Funds.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities Held in Fund Complex**
Independent Nominees
Edward A. Kuczmarski	A	E
Stuart A. McFarland	A	E
Louis P. Salvatore	A	E
Interested Nominees
Heather S. Goldman	E	E
Jonathan C. Tyras	C	C

*  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

**  The aggregate dollar range of equity securities owned by each Trustee of the Funds and of all funds overseen by each Trustee in the Adviser's family of investment companies (the "Fund Complex") as of June 30, 2014. The Fund Complex is comprised of the Brookfield Investment Funds, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Mortgage Opportunity Fund Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund Inc., Brookfield Total Return Fund Inc. and Brookfield High Income Fund Inc.

Trustee and Officer Compensation

No remuneration is paid by any of the Funds to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund. Set forth below is the compensation received by the Independent Trustees from the Funds and the Fund Complex for the last fiscal year ended December 31, 2013. Each Trustee of the Funds, other than those who are officers or employees of the Adviser or any affiliate thereof, is entitled to receive from the Funds a fee of $10,000 per year plus $2,000 for the Chairman of the Board and, $3,000 for the Chairman of the Audit Committee. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. The Trust does not have a pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person and Position	Aggregate Compensation from the Funds	Aggregate Compensation from the Funds and Fund Complex*
Independent Trustees
Edward A. Kuczmarski	$27,500	$70,000	(9)**
Stuart A. McFarland	$20,000	$130,000	(11)**
Louis P. Salvatore	$35,750	$165,625	(11)**
Interested Trustees
Heather S. Goldman	$0	$0	(0)
Jonathan C. Tyras	$0	$0	(0)

*  Represents the total compensation paid to such persons for the calendar year ended December 31, 2013. The parenthetical number represents the number of investment companies (including the Funds) or portfolios thereof from which such person receives compensation and which are considered part of the Fund Complex.

**  Includes compensation paid for the Brookfield High Yield Fund which was closed on September 30, 2013.

Officers

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Brian F. Hurley President Born: 1977	Since 2014

Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).

Angela W. Ghantous Treasurer Born: 1975	Since 2012

Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).

Alexis I. Rieger Secretary Born: 1980	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Seth Gelman Chief Compliance Officer ("CCO") Born: 1975	Since 2011	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

(1)  Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)  Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder's name. Shares of each Fund issued and outstanding as of the Record Date are indicated in the following table:

Fund	Number of Shares
Brookfield Global Listed Real Estate Fund	11,358,604.6770
Brookfield Global Listed Infrastructure Fund	28,915,909.1810
Brookfield U.S. Listed Real Estate Fund	2,538,455.8700
Total	42,812,969.7280

If you are not the owner of record, but your Shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the Shares you beneficially own. Your financial intermediary will provide you with additional information.

If you hold Shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your Shares. At the Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's Shares should be voted on a proposal may be deemed to authorize a service provider to vote such Shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

Shareholders of the Trust will vote collectively on the election of the Trustee Nominees. The presence in person or by proxy of one-third of the Trust's Shares that are entitled to vote constitutes a quorum. The Trustee Nominees must receive a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists, which means that the five Trustee Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. In the event that the necessary quorum to transact business is not obtained at the Meeting with respect to the Trust as to one or more Funds, as applicable, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of the Trust or the applicable Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Trust or the applicable Fund.

"Broker non-votes" are Shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the Proposal because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as Shares that are present, but will not be voted for or against any adjournment or the Proposal. Abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on, the Proposal, for which the required vote is a plurality (the greatest number) of the votes cast.

The Board of Trustees, including all of the Independent Trustees, recommends that shareholders of each Fund vote FOR each Trustee Nominee identified in the Proposal.

ADDITIONAL INFORMATION

Fund Service Providers

Investment Adviser and Administrator

Brookfield Investment Management Inc., with principal offices at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, serves as the investment adviser of each Fund pursuant to investment advisory agreements and serves as the administrator for each Fund pursuant to administration agreements.

Distributor

Quasar Distributors, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Distributor of each Fund's Shares pursuant to a distribution agreement.

Sub-administrator

U.S. Bancorp Fund Services, LLC ("USBFS"), with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the sub-administrator for each Fund pursuant to a sub-administration agreement. USBFS also acts as fund accountant, transfer agent and dividend disbursing agent to each Fund under separate agreements.

Custodian

U.S. Bank National Association, with principal offices at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds' assets pursuant to a custody agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("Deloitte") serves as the Trust's independent registered public accounting firm. Each Fund's financial statements for the year ended December 31, 2013 have been audited by Deloitte. In addition, Deloitte has also been selected to perform the audit for each Fund's financial books and records for the year ending December 31, 2014. Representatives of Deloitte are not expected to be present at the Meeting.

Audit Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, Deloitte & Touche LLP billed the Trust aggregate fees of $107,000 and $158,000, respectively. Each bill was for professional services rendered for the audit of the Trust's annual financial statements and the review of financial statements that are included in the Trust's annual and semi-annual reports to shareholders.

Audit-Related Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, the Audit-related fees were $0 and $4,397, respectively.

Tax Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, Deloitte & Touche LLP billed the Trust aggregate fees of $13,000 and $6,000,

respectively. Each bill was for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Trust's income tax returns and tax distribution requirements.

All Other Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, there were no other fees.

Pre-Approval Policies and Procedures

The Trust's Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee report to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust's Audit Committee pre-approved all fees described above which Deloitte & Touche LLP billed to each Fund within the Trust.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of June 30, 2014, the officers and Trustees, as a group, owned beneficially less than 1% of the Shares (aggregating all classes) of each of the Funds.

As of June 30, 2014, the following persons were known to own of record or beneficially 25% or more of the outstanding Shares of the indicated Funds:

Brookfield Global Listed Real Estate Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership
National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	33.05%	Fidelity Investments	DE	Record

Brookfield Global Listed Infrastructure Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	35.25%	Morgan Stanley	DE	Record

Brookfield U.S. Listed Real Estate Fund

Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership
BIM Capital LLC Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023	99.98%	Brookfield Investment Management Holdings Inc.	DE	Beneficial

As of June 30, 2014, the following persons were known to own of record or beneficially 5% or more of the outstanding Shares of the Share class and Fund indicated:

Brookfield Global Listed Real Estate Fund

Class A

Name and Address	% of Shares	Nature of Ownership
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	19.18%	Record
Ameriprise Advisor Services Inc. 4890 W. Kennedy Blvd, Suite 170 Tampa, FL 33609-1846	11.87%	Record
National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	7.37%	Record

Class C

Name and Address	% of Shares	Nature of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	43.83%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deef Lake Drive E # FL 3 Jacksonville, FL 32246-6484	43.23%	Record
Ameriprise Advisor Services Inc. 4890 W. Kennedy Blvd, Suite 170 Tampa, FL 33609-1846	5.36%	Record

Class I

Name and Address	% of Shares	Nature of Ownership
Agility Real Assets LLC Perella Weinberg Partners 767 Fifth Avenue, 10th Floor New York, NY 10153-0023	61.86%	Beneficial
RTS Tactical Access Fund LP 319 Lenox Ave Westfield, NJ 07090-2137	25.29%	Beneficial
Northern Trust Company Cust FBO Aggressive Strategy Fund PO Box 92956 Chicago, IL 60675-2956	9.70%	Beneficial

Class Y

Name and Address	% of Shares	Nature of Ownership
National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	49.97%	Record
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	19.84%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deef Lake Drive E # FL 3 Jacksonville, FL 32246-6484	19.84%	Record
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	18.89%	Record

Brookfield Global Listed Infrastructure Fund

Class A

Name and Address	% of Shares	Nature of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	19.47%	Record
Ameriprise Advisor Services Inc. 4890 W. Kennedy Blvd, Suite 170 Tampa, FL 33609-1846	14.48%	Record

Class C

Name and Address	% of Shares	Nature of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deef Lake Drive E # FL 3 Jacksonville, FL 32246-6484	32.19%	Record
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	30.47%	Record
Ameriprise Advisor Services Inc. 4890 W. Kennedy Blvd, Suite 170 Tampa, FL 33609-1846	17.23%	Record

Class I

Name and Address	% of Shares	Nature of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	50.83%	Record
Agility Real Assets LLC Perella Weinberg Partners 767 Fifth Avenue, 10th Floor New York, NY 10153-0023	10.09%	Beneficial
Northern Trust Company Cust FBO Omidyar Network Fund Inc. 801 S. Canal Street Chicago, IL 60607-4715	7.37%	Beneficial

Name and Address	% of Shares	Nature of Ownership
New Hillman Company FBO Plumbers Local 24 Pension Fund C/O Amalgamated Bank 275 7th Ave New York, NY 10001-8800	6.54%	Beneficial
UAW Local 365 Pension Fund FBO Alfred Schneier & Peter Fullerton U/A 01/30/2013 140 Sylvan Ave 303 Englewood Cliffs, NJ 07632-2560	6.43%	Beneficial

Class Y

Name and Address	% of Shares	Nature of Ownership
Morgan Stanley Smith Barney LLC 1 New York Plaza, Fl 12 New York, NY 10004-1901	35.67%	Record
National Financial Services Corp. 200 Liberty Street New York, NY 10281-5503	17.94%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deef Lake Drive E # FL 3 Jacksonville, FL 32246-6484	15.69%	Record
Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94101-4151	15.69%	Record
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.21%	Record

Brookfield U.S. Listed Real Estate Fund

Class A

Name and Address	% of Shares	Nature of Ownership
Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023	100%	Beneficial

Class C

Name and Address	% of Shares	Nature of Ownership
Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023	100%	Beneficial

Class I

Name and Address	% of Shares	Nature of Ownership
BIM Capital LLC Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023	99.996%	Beneficial

Class Y

Name and Address	% of Shares	Nature of Ownership
Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, NY 10281-1023	100%	Beneficial

Expenses and Proxy Solicitation

The estimated total cost of the Proposal, which is to be paid by the Funds pro rata based on each Fund's net assets, is set forth in the table below.

Fund Name	Estimated Solicitation Cost	Estimated Total Cost	Estimated Total Cost to be Paid by the Fund
Brookfield Global Listed Real Estate Fund	$731.34	$8,167.50	$8,167.50
Brookfield Global Listed Infrastructure Fund	$3,128.51	$34,938.75	$34,938.75
Brookfield U.S. Listed Real Estate Fund	$203.15	$2,268.75	$2,268.75

The total cost of the Proposal includes legal fees, expenses related to the printing and mailing of this Proxy Statement, and fees associated with the proxy solicitation.

The Trust has engaged the services of Broadridge Financial Solutions (the "Solicitor") to assist in the solicitation of proxies for the Meeting. Proxies are expected to be solicited principally by mail, but the Funds or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Compensation Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposals for Subsequent Meetings

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds' shareholders should send such proposals to the Fund's Secretary at Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds' proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, USBFS, at 1-855-244-4859 or notify the Funds' transfer agent in writing at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202.

Other Matters To Come Before The Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

/s/ Alexis I. Rieger

Alexis I. Rieger
Secretary
Brookfield Investment Funds

APPENDIX A

AUDIT COMMITTEE CHARTER

1.  Requirements for Membership: The Audit Committee shall consist of at least three Directors/Trustees, each of whom has no relationship to the Fund or its management that may interfere with the exercise of their independence from management and the Fund ("Independent"). The restrictions contained in Attachment A to this Charter with respect to the definition of Independent shall apply to every Audit Committee member. Each member of the Audit Committee must also meet the independence requirements of audit committee members, as currently set forth in Section 303.01 of the New York Stock Exchange's listing standards. In the event an audit committee member simultaneously serves on the audit committees of more than three public companies, the Boards of Directors/Trustees must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund's audit committee.

The Boards of Directors/Trustees for each Fund will determine annually whether there is at least one member of the Audit Committee who is an audit committee financial expert as defined in Item 3 of Form N-CSR. Each member of the Audit Committee shall be financially literate; as such qualification is interpreted by the Boards of Directors/Trustees in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as such qualification is interpreted by the Boards of Directors/Trustees in its business judgment.

2.  Purposes: The purposes of the Audit Committee are:

a.  oversight of the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b.  oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof;

c.  oversight, or, as appropriate, assist the Boards of Directors/Trustees with oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

d.  responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

e.  maintenance of a liaison between the independent auditors and the Boards of Directors/Trustees;

f.  establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter (if any), or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters (see Attachment B); and

g.  preparation of an Audit Committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors/Trustees.

The independent auditors for the Fund shall report directly to the Audit Committee and the Audit Committee shall regularly report to the Boards of Directors/Trustees.

3.  Duties and Powers: The duties and powers of the Audit Committee are:

a.  to approve prior to appointment the engagement of auditors to annually prepare and issue an audit report or related work or perform other audit, review or attest services for the Fund and to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(i)  all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

(ii)  any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

(iii)  the audit firm's internal quality-control procedures.

b.  to approve prior to appointment the engagement of the auditor to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c.  to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (a) or (b) above;

d.  to consider the controls applied to the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

e.  to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any Adviser Affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

f.  to oversee the independent auditors, using meetings with the auditors, including private meetings, as desired by the Audit Committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors' comments with respect to accounting and financial reporting policies, procedures, and internal control over financial reporting (including the Fund's critical accounting policies and practices), and to consider management's responses to the comments; (iv) to the extent that Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting; (v) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto; (vi) to resolve disagreements between management and the auditors regarding financial reporting; (vii) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service; and (viii) to review the form of opinion the auditors propose to submit to the Boards of Directors/Trustees and the shareholders;

g.  to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including, as applicable to a Fund that is publicly traded on an Exchange, the Fund's disclosures under "Management's Discussion of Fund Performance";

h.  to receive at least annually a report from the independent auditor 90 days prior to the filing of the auditor's report (or receive an updated report, if the auditor's annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditor and the management of the Fund, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Fund complex that were not subject to the pre-approval requirements as discussed above.

i.  to consider the effect of any changes in accounting principles or practices proposed by management or the auditors;

j.  to review security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;

k.  to review and discuss with management, including any officers certifying the Fund's Form N-CSR, the Fund's audited financial statements as well as any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

l.  to discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR to the Audit Committee, based on such officer's most recent evaluation as to (i) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Fund's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal control over financial reporting;

m.  to investigate any improprieties or suspected improprieties in Fund activities; and

n.  to discuss generally the Fund's earnings press releases, if any, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

o.  to review in a general manner, but not as an Audit Committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

p.  to set clear policies relating to the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors;

q.  to report on its activities to the Boards of Directors/Trustees on a regular basis and to make any recommendations deemed necessary or appropriate; and

r.  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate, and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out the Audit Committee's duties.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approval shall be presented to the full Audit Committee at its next regularly scheduled meeting.

4.  Role of the Audit Committee: The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director/Trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director/Trustee is not a member.

5.  Operations of the Audit Committee:

a.  the Audit Committee shall meet on a regular basis and may hold special meetings, as desired. Such meetings shall include meetings with management and with the independent auditors, as appropriate. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

b.  the Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by law and by the Fund's By-Laws.

c.  the Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation. The Audit Committee shall hold regular meetings with management, independent auditors and with personnel responsible for the internal audit function, as appropriate.

d.  the Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

e.  the Audit Committee may select one of its members to be the chair and may select a vice chair.

f.  a majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

g.  the Audit Committee has the authority to retain independent counsel and other advisors as it deems appropriate to discharge its responsibilities.

h.  the Audit Committee has the authority to request that the Fund provide adequate funding for the Audit Committee.

i.  the Audit Committee shall review and assess the adequacy of this Charter on at least an annual basis.

j.  the Audit Committee shall evaluate its performance at least annually.

Qualified Legal Compliance Committee

The Audit Committee shall also serve as the Qualified Legal Compliance Committee ("QLCC") for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorney"). An issuer attorney who becomes aware of evidence of a material violation by the Fund or by any officer, director, employee, or agent of the Fund, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLCC.

Upon receipt of such a report, the QLCC shall have the duty and responsibility:

(i)  to inform the Fund's chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report a evidence of a material violation to the issuer's chief legal officer and chief executive officer.

(ii)  to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLCC deems necessary.

(iii)  at the conclusion of any such investigation, to recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

ATTACHMENT A

AUDIT COMMITTEE CHARTER DEFINITIONS

Independent:  In addition to the definition of Independent provided in the text of the Charter, the following restrictions shall apply to every Audit Committee member:

(1).  Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Director/Trustee could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

(2).  Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Boards of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Boards of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

  "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Boards of Directors/Trustees' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.

(3).  Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of another corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

(4).  Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

  "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

(5).  Compensation. The Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Boards of Directors/Trustees or any other Board committee: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund or an affiliate of the Fund; or (ii) be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act).

ATTACHMENT B

PROCEDURES FOR THE REPORTING OF CONCERNS REGARDING
ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR AUDITING MATTERS FOR REGISTERED INVESTMENT COMPANIES ADVISED BY
BROOKFIELD INVESTMENT MANAGEMENT INC.

Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") requires national securities exchanges to adopt listing standards requiring that audit committees of the Boards of Directors/Trustees of exchange-listed public companies establish procedures for: (i) the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters ("Accounting Concerns"); and (ii) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The New York Stock Exchange (the "NYSE") has listing standards that require each listed company to comply with the above requirements of the Act. In addition, the NYSE listing standards acknowledge that registered investment companies do not technically have emp1oyees Therefore, the listing standards require that NYSE-listed registered investment companies provide for the confidential, anonymous submission of questionable accounting or auditing matters by employees of(1) the registered investment company, (2) the investment adviser, (3) the administrator, (4) the principal underwriter, and (5) any other provider of accounting related services for the registered investment company (each an "Interested Party" and collectively, the "Interested Parties").

These procedures (the "Procedures") outline the requirements and the process for complying with Section 301 of the Act and NYSE listing standards by the registered investment companies (each a "Fund" and collectively, the "Funds") advised and/or administered by Brookfield Investment Management Inc. ("BIM"). These Procedures have been adopted by the audit committee of each Fund (the "Audit Committee") to ensure compliance with Section 301 of the Act and NYSE requirements and are effective as of March 2004. These Procedures are hereby incorporated into and attached as Appendix B to the Audit Committee Charter of each Fund.

PROCEDURES:

I.  Scope of Matters Covered by These Procedures

These procedures relate to Accounting Concerns reported by Interested Parties including, without limitation, the following:

•  Fraud, deliberate error or misrepresentation in the preparation, evaluation, review or audit of any financial statement of the Fund;

•  Fraud, deliberate error or misrepresentation in the recording and maintaining of financial records of the Fund;

•  Deficiencies in or noncompliance with the Fund's internal accounting controls;

•  Misrepresentation or false statements to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Fund; and

•  Deviation from full and fair reporting of the Fund's financial condition.

II.  Reporting of Accounting Concerns

An Interested Party may submit a good faith report of an Accounting Concern to the Fund. A report may be submitted to BIM's Chief Compliance Officer or to the Fund's Audit Committee (or the person designated by the Fund's Audit Committee to receive such a report on its behalf).

An Interested Party need not disclose his or her identity.

A.  Any Interested Party may confidentially and, if desired, anonymously communicate in writing any Accounting Concerns to:

Brookfield Investment Management Inc.
c/o Chief Compliance Officer
Three World Financial Center
200 Vesey Street, 24th Floor
New York, NY 10281-1010

B.  An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns by sending the concern to the following website: http://www.shareholder.com.

C.  An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns to the Fund's Audit Committee at:

[Name of Fund]
Audit Committee
c/o Brookfield Investment Management Inc.
Three World Financial Center
200 Vesey Street
New York, NY 10281-1010

III.  Receipt and Retention of Accounting Concerns

The BIM Chief Compliance Officer may appoint an attorney to handle receipt and investigation of an Accounting Concern (the "BIM Designee").

The BIM Chief Compliance Officer and BIM Designee shall record all Accounting Concerns received in a log that shall include a summary of the reported concern and the date and time received. The BIM Designee shall retain the original mailings received in accordance with the Fund's document retention policy and advice of the BIM Chief Compliance Officer.

IV.  Treatment and Handling of Accounting Concerns

A.  With respect to Accounting Concerns received in writing, the BIM Designee shall forward a copy of any communication (including information on the date received) to the BIM Chief Compliance Officer.

B.  With respect to Accounting Concerns reported via the BIM Compliance Hotline, the Head of Compliance for BIM (or his/her designee) shall: (a) summarize all reports received; and (b) deliver contemporaneously such summary to the BIM Chief Compliance Officer and the Fund's Audit Committee Chairman.

C.  The BIM Chief Compliance Officer or BIM Designee will maintain a log of Accounting Concerns, tracking their receipt, investigation and resolution. The BIM Chief Compliance Officer or BIM Designee shall take all reasonable steps to investigate reported Accounting Concerns in a timely manner. All reports and investigations will be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. The BIM Chief Compliance Officer or BIM Designee shall retain records relating to each Accounting Concern received and the follow-up actions taken to investigate and respond to each Accounting Concern in accordance with the Fund's document retention policy and advice of the BIM Chief Compliance Officer.

D.  The BIM Chief Compliance Officer or BIM Designee will take all reasonable steps to investigate the Accounting Concern and will report his or her findings to the Audit Committee at the next Audit Committee meeting. If, in the opinion of the BIM Chief Compliance Officer and the BIM Designee, the matter requires immediate attention, he or she will discuss the matter with the Chairman of the Fund's Audit Committee.

E.  The BIM Designee will inform the BIM Chief Compliance Officer as appropriate of the results of his or her investigation and actions deemed appropriate. The BIM Chief Compliance Officer and BIM Designee shall consider whether retention of outside independent or expert advisors is necessary or advisable.

F.  The BIM Chief Compliance Officer or BIM Designee will provide a summary report quarterly to the Fund's Audit Committee on the reports received by him or her and the results of the investigations. If investigations confirm that a material Accounting Concern has occurred, the Fund's Audit Committee will be informed promptly of this conclusion and the remedial measures being adopted.

V.  Handling of Accounting Concerns by Audit Committee

A.  The Audit committee shall be entitled to receive any information or updates it may request from the BIM Chief Compliance Officer or the BIM Designee with respect to any reported Accounting Concern.

B.  The Audit Committee shall review and take any action it deems appropriate in its judgment with respect to any Accounting Concern it is made aware of, including retention of any independent or expert advisors or meeting with officers of the Fund or employees of BIM. Any review and evaluation of such report will include consideration of whether the matter(s) described in the report pertain to an Accounting Concern, the merits of the report, and whether further review and/or investigation is warranted. Any decision by the Audit Committee to review or investigate any matter brought to its attention as a result of these procedures will not in any way be, or be deemed to be, a determination by the Audit Committee or the Fund that any actions or inactions that are the subject of the report have, in fact, occurred or constitute an Accounting Concern.

C.  At any time during a review and/or investigation of a report, the Chair of the Audit Committee may notify the Fund's chief executive officer, chief financial officer, or the BIM Chief Compliance Officer of the receipt of a report and/or the progress or results of any review and/or investigation of the report and will provide such information as may be necessary to allow for appropriate consideration by such parties of the Fund's disclosure obligations, including with regard to any required officer certifications.

D.  The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to receive and review any specific Accounting Concern on an emergency basis. Any exercise of such authority by the Chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

VI.  Response to Reporting Interested Parties

The BIM Chief Compliance Officer or BIM Designee or other appropriate person will, when possible or as appropriate: (i) acknowledge receipt of the Accounting Concern to the reporting Interested Party, and (ii) provide a response to the Interested Party who has raised an Accounting Concern and identified him/herself.

VII.  Non-Retaliation Policy

The Audit Committee also wants to ensure that any Interested Party wishing to submit a report of the type contemplated in the Procedures shall be free to do so without fear of dismissal or retaliation.

VIII.  Amendments to the Procedures

The Audit Committee may amend the Procedures from time to time to maintain compliance with Section 301 and the Act and the rules implemented there under and NYSE listing standards.

APPENDIX B

NOMINATING AND COMPENSATION COMMITTEE CHARTER

Nominating and Compensation Committee Membership

The Nominating and Compensation Committee (the "Committee") of each Fund shall be composed entirely of Directors/Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Directors") and may be comprised of one or more such Disinterested Directors.

Board Nominations and Functions

1.  The Committee shall make nominations for Disinterested Director membership on the Boards of Directors/Trustees (the "Board"). The Committee shall evaluate candidates' qualifications for Board membership, and their independence from the Fund's investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Fund. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including whether nominees would qualify for service on a Fund's audit committee under the rules of the New York Stock Exchange or other applicable securities exchange.

2.  The President and other officers of the Fund may recommend candidates for the Board. The Committee shall give candidates recommended by the President and other officers of the Fund the same consideration as any other candidate.

3.  The Committee may establish procedures for the consideration of shareholder nominees.

4.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

5.  The Committee shall periodically review Director compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1.  The Committee shall make nominations for membership on all committees of the Fund and shall review Board committee assignments as necessary.

2.  The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.  The Committee shall normally meet at least once yearly prior to the meeting of the full Board and is empowered to hold special meetings as circumstances require.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Disinterested Director or Fund counsel and to retain other experts at the expense of the Fund.

3.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

This page intentionally left blank

This page intentionally left blank

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M77536-S22249	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TRUSTEES.		All	All	Except

1.	Election of Nominees for Trustees
		☐	☐	☐
Nominees:

01) Heather S. Goldman
02) Edward A. Kuczmarski
03) Stuart A. McFarland
04) Louis P. Salvatore
05) Jonathan C. Tyras

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M77537-S22249

PROXY
BROOKFIELD INVESTMENT FUNDS
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints SETH A. GELMAN and ANGELA W. GHANTOUS, each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Brookfield Investment Funds (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on Wednesday, August 27, 2014 at 8:30 a.m., EDT and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.